Exhibit 99

KBW Community Bank Investor Conference July 2015 Exhibit 99 Donald P. Hileman P resident & Chief Executive Officer Kevin T. Thompson Executive Vice President & Chief Financial Officer

The issuer has filed a registration statement including a prospectus, and will file a related supplement with the Securities and Exchange Commission (“SEC”), for the offering to which this communication relates. Before you invest, you should read the prospectus, the prospectus supplement and any other documents the issuer has filed or will file with the SEC for more complete information about the issuer and this offering. This presentation may contain certain forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended, which are intended to be safe harbors created thereby. Those statements may include, but are not limited to, all statements regarding intent, beliefs, expectations, projections, forecasts and plans of First Defiance Financial Corp. and its management, and specifically include statements regarding: changes in economic conditions, the nature, extent and timing of governmental actions and reforms, future movements of interest rates, the production levels of mortgage loan generation, the ability to grow loans and deposits, the ability to benefit from a changing interest rate environment, the ability to sustain credit quality ratios at current or improved levels, the ability to sell OREO properties, the continued strength of First Federal Bank of the Midwest in its market area, and the ability of First Defiance to grow in existing and adjacent markets. These forward - looking statements involve numerous risks and uncertainties, including those inherent in general and local banking, insurance and mortgage conditions, competitive factors specific to markets in which First Defiance and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions or capital market conditions and other risks and uncertainties detailed from time to time in the First Defiance’s SEC filings, including First Defiance’s Annual Report on Form 10 - K for the year ended December 31, 2014. One or more of these factors have affected or could in the future affect First Defiance’s business and financial results and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurances that the forward - looking statements included in this investor presentation will prove to be accurate. In light of significant uncertainties in the forward - looking statements included herein, the inclusion of such information should not be regarded as a representation by First Defiance or any other persons, that the objectives and plans of First Defiance will be achieved. All forward - looking statement made in this investor presentation are based on information presently available to the management of First Defiance. First Defiance assumes no obligation to update any forward - looking statements. Forward - Looking Statements 2

3 Company Overview

• Consolidated Assets of $2.20 billion (06/30/15) • First Federal Bank of the Midwest: • 33 banking centers in 3 states; 41 ATM locations • Trust and Wealth Management Services • First Insurance Group: • $10.1 million in commissions LTM • Specializes in Property & Casualty and Group Health & Life Insurance • 5 locations throughout the bank’s footprint • Built from agencies acquired - 1998 to 2011 4 Company Profile Our unwavering focus for over 90 years: Community Financial Services

• Community leaders with deep roots in the communities we have served since the 1920s • Experienced and disciplined management team • Strong tangible capital levels • Stable core deposit base, changing mix • Historically stable and strong net interest margin • Strong and diversified balance sheet • Market leader in northwest Ohio 5 Investment Highlights

• Organic Growth through newer markets, new relationships, enhanced delivery and deeper relationships in more established markets • Profitability Improvement through revenue growth and expense control, maintaining strong asset quality • Shareholder Value Enhancement through effective capital management supporting growth, dividend increases and share repurchases • Emphasis on the Community Bank Difference 6 Strategic Focus

• Largest Community Bank based in northwest Ohio based on asset size • Strong market share • Significant presence in core communities • Positive reputation • Columbus LPO 7 The First Defiance Market

• Fort to Port Growth Corridor • Fort Wayne, IN to Toledo, OH • Expansion of transportation • Railroad • Logistics projects linked to our transportation assets • InterModal North Baltimore • Regional distribution centers • Food manufacturing • JobOhio continues to evolve 8 Local Economy All 14 counties in our market footprint have unemployment rates below the National rate

9 Market Share By County Counties Deposits % of FDEF Ranked #1 & #2 5 868,346 50% Ranked #3 & #4 4 654,955 37% Ranked #5 or above 5 230,878 13% By Metro Market Deposits % of Market Toledo MSA 274,458 2.9% Ft Wayne MSA 17,288 0.3% Deposit Rankings

10 Financial Highlights

$8,108 $15,534 $18,664 $22,235 $24,292 $13,164 $0.75 $1.42 $1.81 $2.19 $2.44 $1.39 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2010 2011 2012 2013 2014 YTD 2015 11 2015 data YTD as of 06/30/15 Source: Press releases Line Graph = Diluted EPS (Net Income in thousands) Net Income & Earnings Per Share

$2,036 $2,068 $2,047 $2,137 $2,179 $2,197 0.39% 0.75% 0.90% 1.08% 1.12% 1.21% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% $0 $500 $1,000 $1,500 $2,000 $2,500 2010 2011 2012 2013 2014 YTD 2015 12 Line Graph = ROA (In millions) Total Assets & Return On Assets 2015 data YTD as of 06/30/15 Source: Press releases

13 Commercial and Industrial 23% Non-Residential Real Estate Loans 41% Multi-Family Residential Real Estate Loans 9% Consumer 1% Construction Loans 8% 1-4 Family Residential Real Estate Loans 12% Home Equity and Improvement 6% Total = $1.756 billion Data as of June 30, 2015 Source: Press release and internally prepared calculations for 10 - Q Loan Portfolio Composition

$56,632 $42,956 $36,375 $33,706 $30,311 $22,108 2.78% 2.08% 1.78% 1.58% 1.39% 1.01% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2010 2011 2012 2013 2014 2015 14 Line Graph = NPA/Total Assets (In thousands) Non - performing Assets & NPAs/Assets 2015 data YTD as of 06/30/15 Source: Press releases

15 1.21% 1.41% 1.18% 0.23% 0.08% - 0.03% -0.20% 0.30% 0.80% 1.30% 1.80% 2010 2011 2012 2013 2014 YTD 2015 Net Charge - Offs/Avg. Loans 2015 data YTD as of 06/30/15 Source: Press releases

$41,080 $33,254 $26,711 $24,950 $24,766 $25,384 87.3% 84.6% 82.0% 89.6% 102.6% 151.7% 0.00% 25.00% 50.00% 75.00% 100.00% 125.00% 150.00% 175.00% $0 $10,000 $20,000 $30,000 $40,000 $50,000 2010 2011 2012 2013 2014 2015 16 Line Graph = Allowance/NPLs (In thousands) Allowance & Coverage of NPLs 2015 data YTD as of 06/30/15 Source: Press releases

US Government 1% CMO's 33% CDO's 3% MBS's 25% Municipals 38% 17 Total = $237.3 million Data as of June 30, 2015 Source: Press releases and internally prepared calculations for 10 - Q Quality Securities Portfolio

Total Deposits & Non - Interest Bearing % $1,575 $1,596 $1,667 $1,736 $1,761 $1,763 13.8% 15.4% 18.9% 20.1% 21.6% 21.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $500 $1,000 $1,500 $2,000 2010 2011 2012 2013 2014 2015 18 2015 data as of 06/30/15 Source: Press releases Line Graph = Non - Interest Deposits as % of Total Deposits (In millions)

Non - Interest Bearing Checking Accounts 22% Interest Bearing Checking & Money Market Accounts 41% Savings Accounts 12% CDs under $100,000 16% CDs over $100,000 9% Total Deposits: $1.763 billion 2015 Average Cost of Interest - Bearing Deposits: 0.37% 19 Data as of June 30, 2015, Source: Press release Deposit Base Composition

0% 5% 10% 15% 20% Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio Tangible Equity Ratio Common Equity Tier 1 Capital Ratio December 31, 2013 December 31, 2014 June 30, 2015 (estimate) Well Capitalized Requirement Total Risk Based Capital 10.0% Tier 1 to Risk Weighted Assets 8.0% Tier 1 to Average Assets 5.0% Common Equity Tier 1 Cap. Ratio 6.5% 20 Source: 2015 - Internally prepared calculations for 10 - Q, Prior periods - corresponding 10 - K 20 Capital Levels

$71,406 $71,360 $70,661 $69,243 $71,487 $37,498 3.89% 3.88% 3.81% 3.76% 3.68% 3.84% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2010 2011 2012 2013 2014 YTD 2015 21 Bar Graph = Tax - Equivalent Net Int. Inc., Line Graph = Net Interest Margin (In thousands) Net Interest Income & Margin 2015 data YTD as of 06/30/15 Source: Press releases

$27,929 $27,300 $32,240 $31,018 $30,709 $16,091 28.5% 28.1% 31.8% 31.4% 30.6% 30.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2010 2011 2012 2013 2014 YTD 2015 22 Non - Interest Income excluding securities gains/losses and impairment on securities Line Graph = Non - Interest Income as a % of Revenue (In thousands) Non - Interest Income & Pct of Total Revenue 2015 data YTD as of 06/30/15 Source: Press releases

$63,463 $62,764 $65,780 $65,052 $66,758 $33,694 63.9% 63.6% 63.9% 64.8% 65.3% 62.9% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2010 2011 2012 2013 2014 YTD 2015 23 Line Graph = Efficiency Ratio (In thousands) Non - Interest Expense & Efficiency Ratio 2015 data YTD as of 06/30/15 Source: Press releases

24 Line Graph = Return On Tangible Equity Return On Equity & ROTE 2015 data YTD as of 06/30/15 Source: Press releases

25 Shareholder Value

26 Strong Five Year Returns First Defiance Financial Corp. – Total Return (%) With Upside Opportunity First Defiance Financial Corp. – Price/Tangible (%) Maximizing Shareholder Value Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe. First Defiance Financial Corp. (FDEF) SNL U.S. Bank

27 Maximizing Shareholder Value SNL Index FDEF $1B - $5B Price / Book 121.7% 150.5% Price / Tangible Book 158.1% 172.4% Price / Earnings 12.9x 17.3x Dividend Yield 2.2% 1.7% Source SNL data as of July 22, 2015 Investment Opportunity

• Disciplined management team with proven track record • Reputation of focusing on fundamentals • Strong capital levels • Balance sheet strength – attractive core deposit base • Balanced loan portfolio with a disciplined approach to lending • Well - positioned to grow our balance sheet and geographic footprint, enhancing long - term shareholder value 28 Summary

Donald P. Hileman , President and CEO (419) 785 - 2210 dhileman@first - fed.com Kevin T. Thompson , Executive Vice President and CFO (419) 783 - 1098 kthompson@first - fed.com 29 Contact Information